UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 24, 2006
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                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


           New York                    1-12709                16-1482357
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  (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                              14851
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         (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

     On February 24, 2006, as part of Tompkins Trustco Inc.'s previously announced 2004 stock repurchase program, the Company entered into a Rule 10b5-1 trading plan. The 10b5-1 trading plan provides for the repurchase of up to 200,000 shares of Tompkins common stock between the dates of March 6, 2006 through April 28, 2006, subject to conditions specified in the plan. Shares of Tompkins common stock repurchased under the 10b5-1 trading plan will be disclosed in the Company's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2006 and June 30, 2006.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  February 27, 2006               By: /s/ JAMES J. BYRNES
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                                           James J. Byrnes
                                           Chairman and CEO